================================================================================

                                 FIRST AMENDMENT

                                       TO

                              QUOTA SHARE AGREEMENT

                                     BETWEEN

                     REPUBLIC INDEMNITY COMPANY OF AMERICA,
                                    REASSURED

                                       AND

                           INFINITY INSURANCE COMPANY,
                                    REINSURER

================================================================================


         THIS FIRST AMENDMENT made and entered into effective June 1, 2000 by and between Republic Indemnity Company of America ("Reassured") and Infinity Insurance Company (Reinsurer").

                              W I T N E S S E T H:

         WHEREAS, Reinsurer and Reassured hereby desire to amend the Quota Share Agreement ("Agreement") entered into between the parties hereto effective May 1, 1999.

         NOW, THEREFORE, in consideration of the terms hereof, the parties agree as follows:

         1. The first paragraph of Article 16 of the Agreement is deleted in its entirety and the following is substituted:

                  In the event of insolvency and the appointment of a conservator, liquidator, or statutory successor of the Reassured, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the Reassured having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this paragraph shall be made directly to the Reassured or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of the Reassured.

         2. Except as otherwise specifically provided herein, all of the provisions, covenants and agreements contained in the Agreement shall remain unchanged and in full force and effect and the same are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Reinsurer and Reassured have executed this First Amendment effective the date first above written.

                                INFINITY INSURANCE COMPANY



                                BY:
                                    --------------------------------------------
                                    Name:     Roger H. Prestridge
                                    Title:    Vice President & Treasurer


                                REPUBLIC INDEMNITY COMPANY OF AMERICA



                                BY:
                                    --------------------------------------------
                                    Name:     Dion G. Riley
                                    Title:    Senior Vice President/CFO

                              QUOTA SHARE AGREEMENT

                                    EFFECTIVE

                                   MAY 1, 1999

                                     BETWEEN

                           INFINITY INSURANCE COMPANY,
                                    REINSURER

                                       AND

                     REPUBLIC INDEMNITY COMPANY OF AMERICA,
                                    REASSURED


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE 1  Business Covered..............................................Page 1
ARTICLE 2  Reinsuring Clause.............................................Page 1
ARTICLE 3  Definitions...................................................Page 1
ARTICLE 4  Consideration.................................................Page 2
ARTICLE 5  Administration................................................Page 3
ARTICLE 6  Term..........................................................Page 3
ARTICLE 7  Reinsurance Follows Original Policies.........................Page 3
ARTICLE 8  Reports.......................................................Page 4
ARTICLE 9  Assistance and Cooperation....................................Page 4
ARTICLE 10 Ceding Commission.............................................Page 4
ARTICLE 11 Termination...................................................Page 4
ARTICLE 12 Access to Records.............................................Page 5
ARTICLE 13 Offset........................................................Page 5
ARTICLE 14 Errors and Omissions..........................................Page 5
ARTICLE 15 Notice Provision..............................................Page 5
ARTICLE 16 Insolvency....................................................Page 6
ARTICLE 17 Non-Assignability.............................................Page 6

                              QUOTA SHARE AGREEMENT
                  (hereinafter referred to as the "Agreement")

In consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth

                           INFINITY INSURANCE COMPANY
                    (hereinafter referred to as "Reinsurer")

             does hereby indemnify as herein provided and specified,

                      REPUBLIC INDEMNITY COMPANY OF AMERICA
                    (hereinafter referred to as "Reassured")

THIS AGREEMENT, made this 1st day of May, 1999, by and between REPUBLIC INDEMNITY COMPANY OF AMERICA, a California corporation, and INFINITY INSURANCE COMPANY, and Indiana corporation.

                                   ARTICLE 1

BUSINESS COVERED

In consideration of the premiums to be paid as set forth in Article 4, Reassured hereby cedes to Reinsurer 100% of its liability with respect to all policies, binders, contracts or agreements of private passenger automobile insurance ("Policies") written on a new or renewal basis as to its risks located in all other states other than the state of California including automobile assigned risk policies of the Reassured, limited in all events to Policies with an effective date on or after May 1, 1999 (the "New Business") and Reinsurer agrees to accept the New Business and to indemnify Reassured in accordance with the following terms and conditions.

                                   ARTICLE 2

REINSURING CLAUSE

The Reinsurer shall be liable to pay 100% of the Ultimate Net Aggregate Losses together with all other obligations which arise out of the business which is covered by this Agreement.

                                   ARTICLE 3

DEFINITIONS

A.       "Ultimate Net Aggregate Losses" shall mean the sum of:

         1) Actual loss payments paid in settlement of claims or suits or in satisfaction of judgments on business covered by this Agreement;

         2) Loss Expense paid in connection with the business covered by this Agreement;

         3) Extracontractual Obligations arising from conduct of the Reassured paid in connection with the handling or resolution of any losses reinsured hereunder;

         4)       Less any collectible reinsurance.

B. "Loss Expense" shall mean all expenses incurred in the investigation, adjustment and defense of all claims under the New Business, including without limitation, loss expenses, court costs and pre-judgment and post-judgment interest as well as unallocated expenses for employees and ordinary overhead expenses such as salaries, annual retainers, office expenses and other fixed expenses of the Reinsurer and Reassured.

C. "Salvages" shall mean any recovery made in connection with a claim or loss, less expenses paid in making such recovery. All salvages, recoveries and payments recovered or received subsequent to a loss payment by this Agreement shall be applied as if recovered and received prior to the loss payment and all necessary adjustments shall be made by the parties.

D. "Extracontractual Obligations" shall mean those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on New Business, such liabilities arising because of, but not limited to, the following: failure to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation or prosecution of any appeal consequent upon such action.

         The date on which an Extracontractual Obligation is incurred by the Reassured shall be deemed, in all circumstances, to be the date of the action taken or not taken giving rise to the extracontractual action.

         "Extracontractual Obligations" shall also include losses in excess of policy limits on the Reassured's original policy, such loss in excess of limit having been incurred because of failure by Reassured to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against an insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. For purposes of this definition, the word "loss" shall mean any amounts for which the Reassured would have been contractually liable to pay had it not been for the limit of the original policy.

                                   ARTICLE 4

CONSIDERATION

In consideration of the acceptance by Reinsurer of business ceded under this Agreement, Reinsurer shall receive 100% of the net premium written by Reassured on business assumed hereunder. "Net premium" is defined as gross premium written on all new and renewal policies less returned premiums.

Reassured shall have no obligation to Reinsurer for any uncollected or uncollectible premium, whether uncollected from the original policyholder or any other party. Further, if Reassured is bound on any policy for which all or any premium is uncollected, Reinsurer shall be liable for losses arising thereunder in accordance with all other terms of this Agreement.

Reassured shall be responsible for all board, bureau and license fees, all assessments, all premium and other taxes applicable as well as all other obligations applicable to the business which is covered by this Agreement. Reinsurer shall pay Reassured 100% of such described obligations and any other applicable expenses incurred by Reassured.

Reassured shall pay all commission to agents and producers and shall assume all related obligations. Reassured shall assume all obligations and shall receive all recoveries arising out of business covered by this Agreement with respect to participation in mandatory underwriting or automobile assigned risk facilities, including but not limited to, underwriting associations and automobile assigned risk policies. Furthermore, Reassured shall be responsible for all fees and assessments levied against Reassured by any state insolvency pools and guaranty funds which are based on premium written or earned on the business which is covered by this Agreement. Reinsurer shall be liable to Reassured for 100% of such above-described liabilities and obligations.

                                   ARTICLE 5

ADMINISTRATION

A. Recoveries from any form of insurance or reinsurance which protects the Reassured against claims which are related to the New Business or management thereof shall inure proportionately to the benefit of Reinsurer and Reassured.

B. Reinsurer shall fully service the New Business, including all automobile assigned risk business assigned to Reassured, covered by this Agreement on behalf of Reassured.

                                   ARTICLE 6

TERM

This Agreement shall be effective as of the 1st day of May 1999 at 12:01 A.M. and shall continue in force until terminated in accordance with the provision of
Article 11 of this Agreement.

                                   ARTICLE 7

REINSURANCE FOLLOWS ORIGINAL POLICIES

Reinsurance ceded under this Agreement is subject to the terms and conditions of the original policy or policies and automatically follows all changes in coverages and all endorsements made a part of such original policy or policies.

                                   ARTICLE 8

REPORTS

Within thirty (30) days after the close of each calendar quarter during the terms of this Agreement, beginning May 1, 1999, Reassured shall furnish to Reinsurer reports of transactions relating to policies, including (a) all premiums written and earned; (b) a summary of losses and loss expenses split between paid, less salvage received, and outstanding, both reported and unreported for the current calendar quarter and inception-to-date; and (c) such other information which Reinsurer may reasonably request or which may be required to complete Reinsurer's annual statement or other reports required by any governmental authority with jurisdiction over Reinsurer. Account settlement shall be within forty-five (45) days of the receipt of the report.

                                   ARTICLE 9

ASSISTANCE AND COOPERATION

Reassured agrees to cooperate fully with Reinsurer with respect to claims or other disputes arising out of or in connection with the business covered by this Agreement.

Reassured shall give prompt notice to Reinsurer of any claims or lawsuits made or brought against Reassured arising out of or in connection with the business covered by this Agreement.

                                   ARTICLE 10

CEDING COMMISSION

Reinsurer shall pay to Reassured any amounts billed representing compensation incurred for employees of Reassured in connection with its handing of the business covered under this Agreement.

                                   ARTICLE 11

TERMINATION

This Agreement may be terminated by either party upon written notice to the other as provided in Article 15 below served ninety (90) days prior to termination. Notwithstanding the foregoing, Reinsurer's obligations shall continue without diminution with respect to (i) any mandatory renewal of an individual policy which must continue in the name of Reassured; (ii) all automobile assigned risk business assigned to Reassured regardless of effective date; and (iii) all business covered by this Agreement which has an effective date prior to the termination date of this Agreement.

                                  ARTICLE 12

ACCESS TO RECORDS

Reassured shall allow Reinsurer to inspect at all reasonable times all records of Reassured with respect to business covered by this Agreement and with respect to claims, losses or legal proceedings which involve or are likely to involve business covered by this Agreement.

                                   ARTICLE 13

OFFSET

The Reassured or the Reinsurer may offset any balance, whether on account of premiums, commissions, claims, losses, adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement.

                                   ARTICLE 14

ERRORS AND COMMISSIONS

Inadvertent delays, errors or omissions made in connection with the business under this Agreement shall not relieve either party from any liability which would have attached to it had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

                                   ARTICLE 15

NOTICE PROVISION

Notices, requests, demands or other communications given pursuant to or in connection with this Agreement, shall be in writing and shall be personally delivered or sent by first class mail, postage, pre-paid to the addresses as follows:

         REINSURER:

         Infinity Insurance Company
         2204 Lakeshore Drive
         Birmingham, Alabama  35209
         Attention:  President

         REASSURED:

         Republic Indemnity Company of America
         15821 Ventura Boulevard
         Encino, California  91436
         Attention:  President

All notices, requests, demands or other communications shall be deemed to have been given on the date personally delivered, or if mailed, on the date received or three (3) business days after the date of mailing, whichever is earlier.

                                   ARTICLE 16

INSOLVENCY

The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Reassured, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Reassured under the contract or contracts reinsured without diminution because of the insolvency of the Reassured. In the event of the insolvency and the appointment of a conservator, liquidator or statutory successor of the Reassured, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as above set forth shall be made directly to the Reassured or to its conservator, liquidator or statutory successor.

The Reinsurer shall receive written notice from the conservator, liquidator or statutory successor of the Reassured of the pendency of a claim against the Reassured indicating the policy or bond reinsured within a reasonable time after such claim is filed so that the Reinsurer may interpose, at its expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Reassured or its conservator, liquidator or statutory successor. The expense thus incurred by the Reinsurer shall be payable subject to court approval of the estate of the insolvent Reassured as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer.

The original insured or policyholder shall not have any rights against the Reinsurer which are not specifically set forth in this Agreement or in a specific agreement between the Reinsurer and the original insured or policyholder.

                                  ARTICLE 17

NON-ASSIGNABILITIY

Neither Reassured nor Reinsurer may assign any of its rights or obligations under this Agreement without the express written consent of the other.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate on May 1, 1999.

                                   REPUBLIC INDEMNITY COMPANY OF
                                   AMERICA
                                   Reassured


                                   BY:
                                       ----------------------------------------
                                       Its:    Senior Vice President/CFO



                                   INFINITY INSURANCE COMPANY'
                                   Reinsurer


                                   BY:
                                       ----------------------------------------
                                       Its:    Vice President & Treasurer

================================================================================

                                 FIRST AMENDMENT

                                       TO

                              QUOTA SHARE AGREEMENT

                                     BETWEEN

                     REPUBLIC INDEMNITY COMPANY OF AMERICA,
                                    REASSURED

                                       AND

                           INFINITY INSURANCE COMPANY,
                                    REINSURER


================================================================================

         THIS FIRST AMENDMENT made and entered into effective June 1, 2000 by and between Republic Indemnity Company of America ("Reassured") and Infinity Insurance Company (Reinsurer").

                              W I T N E S S E T H:

         WHEREAS, Reinsurer and Reassured hereby desire to amend the Quota Share Agreement ("Agreement") entered into between the parties hereto effective May 1, 1999.

         NOW, THEREFORE, in consideration of the terms hereof, the parties agree as follows:

         1. The first paragraph of Article 16 of the Agreement is deleted in its entirety and the following is substituted:

                  In the event of insolvency and the appointment of a conservator, liquidator, or statutory successor of the Reassured, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the Reassured having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this paragraph shall be made directly to the Reassured or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of the Reassured.

         2. Except as otherwise specifically provided herein, all of the provisions, covenants and agreements contained in the Agreement shall remain unchanged and in full force and effect and the same are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Reinsurer and Reassured have executed this First Amendment effective the date first above written.

                                   INFINITY INSURANCE COMPANY



                                   BY:
                                       ----------------------------------------
                                       Name:     Ronald C. Hayes
                                       Title:    Assistant Secretary


                                   REPUBLIC INDEMNITY COMPANY OF AMERICA



                                   BY:
                                       ----------------------------------------
                                       Name:     Ronald C. Hayes
                                       Title:    Assistant Secretary

                              QUOTA SHARE AGREEMENT

                                    EFFECTIVE

                                   MAY 1, 1999

                                     BETWEEN

                           INFINITY INSURANCE COMPANY,
                                    REINSURER

                                       AND

                     REPUBLIC INDEMNITY COMPANY OF AMERICA,
                                    REASSURED


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE 1  Business Covered..............................................Page 1
ARTICLE 2  Reinsuring Clause.............................................Page 1
ARTICLE 3  Definitions...................................................Page 1
ARTICLE 4  Consideration.................................................Page 2
ARTICLE 5  Administration................................................Page 3
ARTICLE 6  Term..........................................................Page 3
ARTICLE 7  Reinsurance Follows Original Policies.........................Page 4
ARTICLE 8  Reports.......................................................Page 4
ARTICLE 9  Assistance and Cooperation....................................Page 4
ARTICLE 10 Ceding Commission.............................................Page 4
ARTICLE 11 Termination...................................................Page 5
ARTICLE 12 Access to Records.............................................Page 5
ARTICLE 13 Offset........................................................Page 5
ARTICLE 14 Errors and Omissions..........................................Page 5
ARTICLE 15 Notice Provision..............................................Page 6
ARTICLE 16 Insolvency....................................................Page 6
ARTICLE 17 Non-Assignability.............................................Page 7

                              QUOTA SHARE AGREEMENT
                  (hereinafter referred to as the "Agreement")

In consideration of the mutual covenants hereinafter contained and upon the terms and conditions hereinafter set forth

                           INFINITY INSURANCE COMPANY
                    (hereinafter referred to as "Reinsurer")

             does hereby indemnify as herein provided and specified,

                      REPUBLIC INDEMNITY COMPANY OF AMERICA
                    (hereinafter referred to as "Reassured")

THIS AGREEMENT, made this 1st day of May, 1999, by and between REPUBLIC INDEMNITY COMPANY OF AMERICA, a California corporation, and INFINITY INSURANCE COMPANY, and Indiana corporation.

                                   ARTICLE 1

BUSINESS COVERED

In consideration of the premiums to be paid as set forth in Article 4, Reassured hereby cedes to Reinsurer 90% of its liability with respect to all policies, binders, contracts or agreements of private passenger automobile insurance ("Policies") written on a new or renewal basis as to its risks located in the state of California including automobile assigned risk policies of the Reassured, limited in all events to Policies with an effective date on or after May 1, 1999 (the "New Business") and to indemnify Reassured in accordance with the following terms and conditions.

                                   ARTICLE 2

REINSURING CLAUSE

The Reinsurer shall be liable to pay 90% of the Ultimate Net Aggregate Losses together with all other obligations which arise out of the business which is covered by this Agreement.

                                   ARTICLE 3

DEFINITIONS

A.       "Ultimate Net Aggregate Losses" shall mean the sum of:

         1) Actual loss payments paid in settlement of claims or suits or in satisfaction of judgments on business covered by this Agreement;

         3) Extracontractual Obligations arising from conduct of the Reassured paid in connection with the handling or resolution of any losses reinsured hereunder;

         4)       Less any collectible reinsurance.

B. "Loss Expense" shall mean all expenses incurred in the investigation, adjustment and defense of all claims under the New Business, including without limitation, loss expenses, court costs and pre-judgment and post-judgment interest as well as unallocated expenses for employees and ordinary overhead expenses such as salaries, annual retainers, office expenses and other fixed expenses of the Reinsurer and Reassured.

C. "Salvages" shall mean any recovery made in connection with a claim or loss, less expenses paid in making such recovery. All salvages, recoveries and payments recovered or received subsequent to a loss payment by this Agreement shall be applied as if recovered and received prior to the loss payment and all necessary adjustments shall be made by the parties.

D. "Extracontractual Obligations" shall mean those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on New Business, such liabilities arising because of, but not limited to, the following: failure to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation or prosecution of any appeal consequent upon such action.

         The date on which an Extracontractual Obligation is incurred by the Reassured shall be deemed, in all circumstances, to be the date of the action taken or not taken giving rise to the extracontractual action.

         "Extracontractual Obligations" shall also include losses in excess of policy limits on the Reassured's original policy, such loss in excess of limit having been incurred because of failure by Reassured to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against an insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. For purposes of this definition, the word "loss" shall mean any amounts for which the Reassured would have been contractually liable to pay had it not been for the limit of the original policy.

                                   ARTICLE 4

CONSIDERATION

In consideration of the acceptance by Reinsurer of business ceded under this Agreement, Reinsurer shall receive 90% of the net premium written by Reassured on business assumed hereunder. "Net premium" is defined as gross premium written on all new and renewal policies less returned premiums.

Reassured shall have no obligation to Reinsurer for any uncollected or uncollectible premium, whether uncollected from the original policyholder or any other party. Further, if Reassured is bound on any policy for which all or any premium is uncollected, Reinsurer shall be liable for losses arising thereunder in accordance with all other terms of this Agreement.

Reassured shall be responsible for all board, bureau and license fees, all assessments, all premium and other taxes applicable as well as all other obligations applicable to the business which is covered by this Agreement. Reinsurer shall pay Reassured 90% of such described obligations and any other applicable expenses incurred by Reassured.

Reassured shall pay all commission to agents and producers and shall assume all related obligations. Reassured shall assume all obligations and shall receive all recoveries arising out of business covered by this Agreement with respect to participation in mandatory underwriting or automobile assigned risk facilities, including but not limited to, underwriting associations and automobile assigned risk policies. Furthermore, Reassured shall be responsible for all fees and assessments levied against Reassured by any state insolvency pools and guaranty funds which are based on premium written or earned on the business which is covered by this Agreement. Reinsurer shall be liable to Reassured for 90% of such above-described liabilities and obligations.

Reassured shall pay to Reinsurer an amount which represents 10% of the total expenses incurred by Reinsurer in servicing the business covered by this Agreement as provided in Article 5C.

                                   ARTICLE 5

ADMINISTRATION

A. Reassured shall retain for its own account 10% of all incoming sums of money on or in connection with the business covered by this Agreement due or becoming due to Reassured on or after May 1, 1999.

B. Recoveries from any form of insurance or reinsurance which protects the Reassured against claims which are related to the New Business or management thereof shall inure proportionately to the benefit of Reinsurer and Reassured.

C. Reinsurer shall fully service the New Business, including all automobile assigned risk business assigned to Reassured, covered by this Agreement on behalf of Reassured in consideration of the amounts paid to Reinsurer as provided in Article 4.

                                   ARTICLE 6

TERM

This Agreement shall be effective as of the 1st day of May 1999 at 12:01 A.M. and shall continue in force until terminated in accordance with the provision of
Article 11 of this Agreement.

                                   ARTICLE 7

REINSURANCE FOLLOWS ORIGINAL POLICIES

Reinsurance ceded under this Agreement is subject to the terms and conditions of the original policy or policies and automatically follows all changes in coverages and all endorsements made a part of such original policy or policies.

                                   ARTICLE 8

REPORTS

Within thirty (30) days after the close of each calendar quarter during the terms of this Agreement, beginning May 1, 1999, Reassured shall furnish to Reinsurer reports of transactions relating to policies, including (a) all premiums written and earned; (b) a summary of losses and loss expenses split between paid, less salvage received, and outstanding, both reported and unreported for the current calendar quarter and inception-to-date; and (c) such other information which Reinsurer may reasonably request or which may be required to complete Reinsurer's annual statement or other reports required by any governmental authority with jurisdiction over Reinsurer. Account settlement shall be within forty-five (45) days of the receipt of the report.

                                   ARTICLE 9

ASSISTANCE AND COOPERATION

Reassured agrees to cooperate fully with Reinsurer with respect to claims or other disputes arising out of or in connection with the business covered by this Agreement.

Reassured shall give prompt notice to Reinsurer of any claims or lawsuits made or brought against Reassured arising out of or in connection with the business covered by this Agreement.

                                   ARTICLE 10

CEDING COMMISSION

Reinsurer shall pay to Reassured any amounts billed representing compensation incurred for employees of Reassured in connection with its handing of the business covered under this Agreement.

                                   ARTICLE 11

TERMINATION

This Agreement may be terminated by either party upon written notice to the other as provided in Article 15 below served ninety (90) days prior to termination. Notwithstanding the foregoing, Reinsurer's obligations shall continue without diminution with respect to (i) any mandatory renewal of an individual policy in such state which must continue in the name of Reassured;
(ii) all automobile assigned risk business assigned to Reassured regardless of effective date; and (iii) all business covered by this Agreement which has an effective date prior to the termination date of this Agreement.

                                   ARTICLE 12

ACCESS TO RECORDS

Reassured shall allow Reinsurer to inspect at all reasonable times all records of Reassured with respect to business covered by this Agreement and with respect to claims, losses or legal proceedings which involve or are likely to involve business covered by this Agreement.

                                   ARTICLE 13

OFFSET

The Reassured or the Reinsurer may offset any balance, whether on account of premiums, commissions, claims, losses, adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement.

                                   ARTICLE 14

ERRORS AND COMMISSIONS

Inadvertent delays, errors or omissions made in connection with the business under this Agreement shall not relieve either party from any liability which would have attached to it had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

                                  ARTICLE 15

NOTICE PROVISION

Notices, requests, demands or other communications given pursuant to or in connection with this Agreement, shall be in writing and shall be personally delivered or sent by first class mail, postage, pre-paid to the addresses as follows:

         REINSURER:

         Infinity Insurance Company
         2204 Lakeshore Drive
         Birmingham, Alabama  35209
         Attention:  President

         REASSURED:

         Republic Indemnity Company of America
         15821 Ventura Boulevard
         Encino, California  91436
         Attention:  President

All notices, requests, demands or other communications shall be deemed to have been given on the date personally delivered, or if mailed, on the date received or three (3) business days after the date of mailing, whichever is earlier.

                                   ARTICLE 16

INSOLVENCY

The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Reassured at the same time as the Reassured shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Reassured under the contract or contracts reinsured without diminution because of the insolvency of the Reassured. In the event of the insolvency and the appointment of a conservator, liquidator or statutory successor of the Reassured, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as above set forth shall be made directly to the Reassured or to its conservator, liquidator or statutory successor.

The Reinsurer shall receive written notice from the conservator, liquidator or statutory successor of the Reassured of the pendency of a claim against the Reassured indicating the policy or bond reinsured within a reasonable time after such claim is filed so that the Reinsurer may interpose, at its expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Reassured or its conservator, liquidator or statutory successor. The expense thus incurred by the Reinsurer shall be payable subject to court approval of the estate of the insolvent Reassured as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer.

The original insured or policyholder shall not have any rights against the Reinsurer which are not specifically set forth in this Agreement or in a specific agreement between the Reinsurer and the original insured or policyholder.

                                   ARTICLE 17

NON-ASSIGNABILITIY

Neither Reassured nor Reinsurer may assign any of its rights or obligations under this Agreement without the express written consent of the other.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate on May 1, 1999.

                                     REPUBLIC INDEMNITY COMPANY OF
                                     AMERICA
                                     Reassured



                                     BY:
                                         --------------------------------------
                                         Its:    Senior Vice President/CFO


                                     INFINITY INSURANCE COMPANY'
                                     Reinsurer



                                     BY:
                                         --------------------------------------
                                         Its:    Vice President & Treasurer